EXHIBIT 32.01
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     The undersigned, John C. Goff, the Chief Executive Officer of Crescent Real Estate Equities Ltd., the general partner of Crescent Real Estate Equities Limited Partnership, and the Chief Executive Officer of Crescent Finance Company, has executed this certification in connection with the filing with the Securities and Exchange Commission of the registrants’ amendment to Annual Report on Form 10-K/A for the year ended December 31, 2006 (the “Report”). The undersigned hereby certifies that:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrants.

Date: April 30, 2007	/s/ John C. Goff
John C. Goff
Chief Executive Officer

     A signed original of this written statement required by Section 906 has been provided to Crescent Real Estate Equities Limited Partnership and Crescent Finance Company and will be retained by Crescent Real Estate Equities Limited Partnership and Crescent Finance Company and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 32.01
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     The undersigned, Jane E. Mody, the Managing Director, Chief Financial Officer of Crescent Real Estate Equities Ltd., the general partner of Crescent Real Estate Equities Limited Partnership, and the Chief Financial Officer of Crescent Finance Company, has executed this certification in connection with the filing with the Securities and Exchange Commission of the registrants’ amendment to Annual Report on Form 10-K/A for the year ended December 31, 2006 (the “Report”). The undersigned hereby certifies that:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrants.

Date: April 30, 2007	/s/ Jane E. Mody
Jane E. Mody
Managing Director, Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to Crescent Real Estate Equities Limited Partnership and Crescent Finance Company and will be retained by Crescent Real Estate Equities Limited Partnership and Crescent Finance Company and furnished to the Securities and Exchange Commission or its staff upon request.